SECURITIES PURCHASE AGREEMENT THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is entered into as of November 25, 2024, by and among Arrowhead Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Avoro Life Sciences Fund LLC, a Delaware limited liability company (“Purchaser” and, together with the Company, the “Parties”). RECITALS WHEREAS, the Company desires to issue and sell to Purchaser common stock, par value $0.0001 per share, of the Company (the “Common Stock”), or, in lieu thereof, a pre- funded warrant to purchase shares of Common Stock, in the form attached hereto as Exhibit A (the “Pre-Funded Warrant”), for an aggregate purchase price, including the exercise price of the Pre-Funded Warrant, of $25,000,909.46; WHEREAS, the Company and Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act; and WHEREAS, subject to the terms and conditions set forth in this Agreement, Purchaser desires to purchase from the Company the Shares (as defined below) and the Pre-Funded Warrant (together, the “Securities”). NOW, THEREFORE, in consideration of the mutual agreements, representations, warranties, covenants and conditions set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: 1. PURCHASE AND SALE 1.1 Sale and Issuance of the Securities. In reliance upon the representations, warranties and covenants set forth herein, and subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to Purchaser, and Purchaser shall purchase from the Company, such number of shares of Common Stock (the “Shares”) at a purchase price per share equal to $27.2507, or, in lieu thereof, the Pre-Funded Warrant entitling Purchaser to purchase shares of Common Stock, at a purchase price equal to $27.2497, as set forth on the Purchaser’s signature page. The shares of Common Stock issuable upon exercise of the Pre-Funded Warrant shall be referred to in this Agreement as the “Warrant Shares”. In the event of any stock dividend, stock split, combination of shares, recapitalization or other similar change in the capital structure of the Company after the date hereof and on or prior to the Closing that affects or relates to the Common Stock, the number of Shares to be issued to Purchaser pursuant to this Agreement and the number of Warrant Shares to be issued to Purchaser upon exercise of the Pre- Funded Warrant shall be adjusted proportionately. 1.2 Closing. (a) The purchase and sale of the Securities shall take place remotely at 10:00 a.m. (Pacific Time) on the date that is two Business Days following the date of this

2 Agreement, or at such other time as the Company and Purchaser shall mutually agree (which time, date and place are referred to in this Agreement as the “Closing”). At the Closing, the Company shall instruct Computershare Trust Company (the “Transfer Agent”) to register the issuance of the Shares (as defined below) via book entry, free and clear of all restrictive and other legends (except as expressly provided in Section 3.3(c)) and the Company shall deliver to Purchaser the Pre-Funded Warrant, registered in the name of Purchaser, against delivery to the Company by Purchaser at the Closing of $24,999,992.02, payable in immediately available funds by wire transfer to an account or accounts designated by the Company. “Business Day” means any day except Saturday, Sunday and any legal holiday or a day on which banking institutions in Pasadena, California generally are authorized or required by law or other governmental actions to close. (b) At the Closing, the Company and Purchaser shall execute and deliver a registration rights agreement in the form attached as Exhibit B hereto (the “Registration Rights Agreement”). 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY As of the date hereof and as of the Closing, the Company represents and warrants to Purchaser that the statements contained in this Section 2 are true, complete and correct (except that those statements which address matters only as of a particular date are true, correct and complete as of such date). 2.1 Organization and Qualification. The Company and each subsidiary of the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now conducted and as it is described in the SEC Filings (as defined below), and with respect to the Company, to enter into this Agreement and to consummate the transactions contemplated hereby. The Company and each subsidiary of the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would or would be reasonably expected to have, individually or in the aggregate, a material adverse effect on (i) the business, properties, prospects, or financial condition of the Company or any of its subsidiaries, (ii) the ability of the Company to perform in a timely manner its obligations under this Agreement or to consummate the transactions contemplated hereby, or (iii) the enforceability of this Agreement (a “Material Adverse Effect”); provided that none of the following shall be taken into account in determining whether there is a Material Adverse Effect: (a) any change in the market price or trading volume of the Company’s stock; (b) any change in the industries in which the Company or its subsidiaries operates generally or the United States economy or in other countries in which the Company conducts material operations, or in the financial markets or political conditions generally; (c) any change or effect arising from or relating to any change in legal requirements or generally accepted accounting principles (“GAAP”) (or interpretations of any legal requirements or GAAP) unrelated to the transactions contemplated by this Agreement and of general applicability; or (d) any adverse change proximately caused by the public announcement of the execution of, this Agreement (provided any such public announcement is not in breach of this Agreement); provided, that such changes do not, individually or in the aggregate, have a

3 disproportionate adverse impact on the Company, taken as a whole, relative to any other “person” as such term is defined under Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act (“Person”) in the industries or markets in which the Company operates. 2.2 Certificate of Incorporation and Bylaws. The certificate of incorporation, bylaws and documents of similar substance (the “Governing Documents”) of the Company and its subsidiaries that are on file with the United States Securities and Exchange Commission (the “SEC”) are current, complete and correct copies thereof as in effect on the date hereof. The Governing Documents of the Company and its subsidiaries are in full force and effect. The Company and each subsidiary of the Company are in compliance with the terms of their respective Governing Documents. 2.3 Capitalization. (a) As of November 22, 2024, the authorized capital stock of the Company consists of 295,000,000 shares of capital stock, of which 290,000,000 are designated as Common Stock and 5,000,000 are designated as preferred stock, $0.001 par value per share (“Preferred Stock”). As of November 22, 2024, (i) 124,435,942 shares of Common Stock were issued and outstanding; (ii) 1,952,234 shares of Common Stock were issuable (and such number was reserved for issuance) upon exercise of options to purchase Common Stock (the “Options”) outstanding as of such date; (iii) 4,858,693 shares of Common Stock were issuable (and such number was reserved for issuance) upon vesting of restricted stock units for the issuance of Common Stock (the “RSUs”) outstanding as of such date; (iv) no shares of Common Stock were issuable (and such number was reserved for issuance) upon exercise of warrants to purchase Common Stock (the “Warrants”) outstanding as of such date; and (v) no shares of Preferred Stock were issued and outstanding. (b) As of November 22, 2024, except for (i) the Options, (ii) the RSUs, and (iii) the Warrants, there were no options, warrants or other rights to acquire capital stock or other equity interests from the Company, securities convertible into or exchangeable for such capital stock or other equity interests, stock appreciation rights, phantom stock, stock rights or other equity-based interests in respect of the Company. From November 22, 2024, 2024 to the date hereof, other than (A) shares of capital stock reserved for issuance as provided in this Section 2.3 and (B) options to purchase Common Stock or other equity awards issued in accordance with the Company’s 2013 Incentive Plan and 2021 Incentive Plan and the Executive Incentive Plan, the Company has not issued any shares of its capital stock or other equity interests, or securities convertible into or exchangeable for such capital stock or other equity interests except as set forth in its filings under the Securities Act of 1933, as amended (“Securities Act”), and the Exchange Act. The Shares to be issued in connection with the Agreement, when issued as contemplated herein, will be duly authorized, validly issued, fully paid and nonassessable, will not be in violation of any preemptive rights and will be free and clear of all liens, charges, restrictions, claims, rights of first refusal and encumbrances except as set forth in this Agreement. The Warrant Shares have been reserved for issuance and, upon exercise of the Pre-Funded Warrant, in accordance with its terms, including the

4 payment of any exercise price therefor, will be validly issued, fully paid and nonassessable, will not be in violation of any preemptive rights and will be free and clear of all liens, charges, restrictions, claims, rights of first refusal and encumbrances except as set forth in this Agreement and the Company’s Governing Documents. The issuance and sale of the Securities, and the issuance of the Warrant Shares upon exercise of the Pre-Funded Warrant, will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. 2.4 Authorization; Enforceability. (a) The Company has all requisite corporate power and authority to execute, deliver and perform, as applicable, this Agreement and to issue and sell the Securities, and to issue the Warrant Shares upon exercise of the Pre-Funded Warrant, each in accordance with the terms hereof. (b) All corporate action on the part of the Company and its officers and directors necessary for (i) the authorization, execution, delivery and performance of all obligations of the Company under this Agreement has been taken and (ii) the issuance and sale by the Company of the Securities hereunder has been taken. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (A) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally or by equitable principles and (B) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies (the “Equitable Exceptions”). No action on the part of the Company’s stockholders is necessary for the authorization, execution, delivery or performance of the Company’s obligations hereunder. 2.5 SEC Filings; Financial Statements. (a) The Company has timely filed with or furnished to the SEC all registration statements, prospectuses, forms, reports, definitive proxy statements, schedules and documents required to be filed by it under the Securities Act or the Exchange Act, as the case may be (collectively, the “SEC Filings”). Each SEC Filing, as amended or supplemented, if applicable, (i) as of its date, or, if amended, as of the date of the last such amendment, complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), as the case may be, and the rules and regulations of the SEC thereunder, applicable to such SEC Filing, and (ii) did not, at the time it was filed (or at the time it became effective in the case of registration statements), or, if amended, as of the date of the last such amendment, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule

5 144(i) under the Securities Act. The Company meets the registrant requirements for eligibility to use Form S-3 set forth in General Instruction I.A to Form S-3. (b) Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the SEC Filings, as amended, supplemented or restated, if applicable, was prepared in accordance with GAAP applied (except as may be indicated in the notes thereto and, in the case of unaudited quarterly financial statements, as permitted by the Form 10-Q under the Exchange Act) on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), and each presented fairly, in all material respects, the consolidated financial position, results of operations and cash flows of the Company and the consolidated subsidiaries of the Company as of the respective dates thereof and for the respective periods indicated therein (subject, in the case of unaudited quarterly financial statements, to normal year- end adjustments). (c) The Company and its subsidiaries have implemented and maintain a system of internal control over financial reporting (as required by Rule 13a-15(a) under the Exchange Act) that is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of consolidated financial statements in accordance with GAAP for external purposes and includes policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and to maintain accountability of assets, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company, and (iii) provide reasonable assurance regarding the prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on its financial statements, and such system of internal control over financial reporting is reasonably effective. (d) The Company has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(d) of the Exchange Act) that are designed to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time frames specified by the SEC’s rules and forms (and such disclosure controls and procedures are reasonably effective), and has disclosed, based on its most recent evaluation of its system of internal control over financial reporting prior to the date of this Agreement, to the Company’s independent registered accountant and the audit committee of the Board of Directors (A) any significant deficiencies and material weaknesses to the Company’s knowledge in the design or operation of its internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) and (B) to the Company’s knowledge any fraud or allegation of fraud that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. 2.6 No Conflict; Required Filings and Consents.

6 (a) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, (i) conflict with or violate any provision of the Governing Documents of the Company or its subsidiaries, (ii) conflict with or violate any law applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected or (iii) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) (a “Material Contract”) except for, in the case of each clause (ii) and (iii), conflicts, violations, or defaults, which, individually or in the aggregate, would not materially adversely affect the ability of Company to perform its obligations under this Agreement or to consummate the transactions contemplated hereby. (b) The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any federal, national, supranational, state, provincial, municipal, local or other government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body of competent jurisdiction (“Governmental Authority”) or other Person in connection with the execution, delivery and performance by the Company of the issuance of the Securities, other than (i) (A) the filing of a registration statement with the SEC in accordance with the requirements of the Registration Rights Agreement, (B) filings required by applicable Blue Sky Laws, (C) the filing of any requisite notices to the Nasdaq Global Select Market for the issuance and sale of the Securities and the listing of the Shares and the Warrant Shares thereon in the time and manner required thereby and (D) those that have been made or obtained prior to the date of this Agreement, or (ii) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 2.7 Employees and Employee Matters. Except as would not reasonably be expected to have a Material Adverse Effect and except as set forth in the SEC Filings filed or furnished to the SEC after the end of the Company’s most recently completed fiscal year through the date hereof (excluding any disclosure contained under the heading “Risk Factors” and in any “forward-looking statements” disclaimer or in any other precautionary statements, and in any exhibits thereto) (the “SEC Disclosure”), the Company and its subsidiaries has complied with all federal, state and local laws relating to the hiring of employees, consultants and advisors and the employment of labor, including provisions thereof relating to wages, hours, equal opportunity, collective bargaining and the payment of social security and other taxes. Neither the Company nor any of its subsidiaries is delinquent in material payments to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them to date or amounts required to be reimbursed to such employees or upon any termination of the employment of any such employees. In the past three years, no allegations of workplace misconduct or questionable business practices have been made in writing, or, to the Company’s knowledge, threatened against or involving any current or former officer, director or member of the senior management of the Company.

7 2.8 Litigation. Except as set forth in the SEC Disclosure, there is no material action, suit or proceeding pending or, to the Company’s knowledge, currently threatened against the Company or any of its subsidiaries or against any director, officer or employee of the Company or any of its subsidiaries, or, to the Company’s knowledge, facts or circumstances that are reasonably likely to result in such an action, suit or proceeding. Neither the Company nor any of its subsidiaries is a party to, or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no material action, suit, proceeding or investigation by the Company or any of its subsidiaries currently pending or that the Company any of its subsidiaries intends to initiate. There has not been and, to the knowledge of the Company, there is not pending or contemplated in writing, any investigation by the SEC or other Governmental Authority involving the Company or any current or former director or officer of the Company. 2.9 Taxes. Except as would not reasonably be expected to have a Material Adverse Effect and except as set forth in the SEC Disclosure, (i) all federal, state and local tax returns, reports and declarations of the Company required by law to be filed have been duly filed, (ii) all taxes and other fees due thereon have been paid and (iii) the Company has set aside on its books provisions reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There is no tax lien, whether imposed by any federal, state, county or local taxing authority, outstanding against the assets, properties or business of the Company or any of its subsidiaries. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. 2.10 Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has complied with the requirements of the Nasdaq Global Select Market for continued listing of the Common Stock thereon and has not received any notification that the Nasdaq Global Select Market is contemplating terminating such listing. The Company has no reason to believe that it will not upon issuance of the Shares and the Warrant Shares continue to be in compliance with all such listing and maintenance requirements. The issuance of the Shares and the Warrant Shares hereunder does not contravene the rules of the Nasdaq Global Select Market. 2.11 Offering Exemption. Based in part on the representations of Purchaser set forth in Section 3.3 below, the offer, sale and issuance of the Securities in conformity with the terms of this Agreement are exempt from the registration requirements of the Securities Act and are exempt from the qualification or registration requirements of applicable state securities laws. Neither the Company nor its affiliates, nor any agent on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the transactions contemplated by this Agreement, (ii) has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares or the Pre-Funded Warrant to any Person or Persons so as to bring the sale of the Shares or the Pre-Funded Warrant by the Company within the registration provisions of the Securities Act or any state securities laws or (iii) has issued any shares of Common Stock or

8 shares of any series of Preferred Stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock which would be integrated with the sale of the Shares or the Pre-Funded Warrant to Purchaser for purposes of the Securities Act or of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its subsidiaries or affiliates take any action or steps that would require registration of any of the Shares or the Pre-Funded Warrant under the Securities Act. 2.12 Affiliate Transactions. No employee, officer, director or 10% or greater stockholder of the Company or member of his or her immediate family (each a “Covered Person”) is currently indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any Covered Person. Except as disclosed in the SEC Filings, as of the date hereof, no Covered Person has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company (except for ownership of stock not to exceed 1% of the outstanding capital stock of any publicly traded company that may compete with the Company). 2.13 Investment Company Act. The Company is not, and is not an Affiliate (as defined below) of, and after giving effect to the consummation of the transactions contemplated by this Agreement, will not be and will not be an Affiliate of, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940. For purposes of this Agreement, “Affiliate” shall mean any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act. 2.14 Compliance with Rule 506. None of the Company, any of its predecessors, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale is disqualified from relying on Rule 506 of Regulation D under the Securities Act (“Rule 506”) for any of the reasons stated in Rule 506(d) in connection with the issuance and sale of the Securities to Purchaser pursuant to this Agreement. 2.15 Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest financial statements included within the SEC Filings: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to have a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than expenses incurred in the ordinary course of business consistent with past practice, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to the holders of its Common Stock or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity compensation

9 plans or upon the exercise of options or warrants previously reported on a Statement of Beneficial Ownership filed under Section 16 of the Exchange Act. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company and its subsidiaries or their business, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws if the Company were publicly offering securities pursuant to an effective registration statement under the Securities Act at the time this representation is made or deemed made. 2.16 Labor Relations. Except as set forth in the SEC Disclosure, no material labor dispute exists or, to the knowledge of the Company, is threatened with respect to any of the employees of the Company or any of its subsidiaries, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or any such subsidiary, neither the Company nor any of its subsidiaries is a party to any collective bargaining agreement, and the Company believes that its and its subsidiaries’ relationships with its or their employees are good. The Company and its subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 2.17 Environmental Matters. Except as set forth in the SEC Disclosure, the Company and its subsidiaries are in compliance with and have not received notice of any actual or potential liability under or relating to, or actual or potential violation of, applicable federal, state and local laws, rules and regulations relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of health and safety or the environment which are applicable to its business (the “Environmental Laws”). The Company has not received notice of any actual or potential liability under or relating to, or actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any release or threat of release of hazardous materials, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice. The Company is not aware of any facts or issues regarding its compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws, that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, and the Company does not anticipate material capital expenditures relating to any Environmental Laws. 2.18 Title to Assets; Intellectual Property Matters. (a) Except as set forth in the SEC Disclosure, the Company or any of its subsidiaries, as applicable, has good and marketable title in all personal property owned by the Company or any such subsidiary that is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, except for liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries and liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Except as set forth in the SEC

10 Disclosure, any real property and facilities held under lease by the Company or any of its subsidiaries are held by it under valid, subsisting and enforceable leases with which the Company or any such subsidiary are in compliance. (b) Except as set forth in the SEC Disclosure, the Company owns, possesses, licenses or has other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed in the SEC Filings to be conducted (the “Company Intellectual Property”). To the knowledge of the Company, there are no rights of third parties to any Company Intellectual Property, other than as licensed by the Company. To the knowledge of the Company, there is no infringement by third parties of any Company Intellectual Property. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Company Intellectual Property. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Company Intellectual Property. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others. The Company is not aware of any facts required to be disclosed to the U.S. Patent and Trademark Office (“USPTO”) that have not been disclosed to the USPTO and that would preclude the grant of a patent in connection with any patent application of the Company Intellectual Property or could form the basis of a finding of invalidity with respect to any issued patents of the Company Intellectual Property. 2.19 Insurance. The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which the Company and its subsidiaries are engaged, including, but not limited to, directors’ and officers’ insurance. The Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost. 2.20 Registration Rights. Except as provided for in the Registration Rights Agreement, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company. 2.21 Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation or the laws of its state of incorporation that is or could become applicable to Purchaser as a result of Purchaser and the Company fulfilling their obligations or exercising their rights under this Agreement, including without limitation as a result of the Company’s issuance of the Securities and Purchaser’s ownership of the Securities and the Warrant Shares.

11 2.22 Accountants. The Company’s independent registered public accounting firm is currently KPMG, LLP and was Rose, Snyder & Jacobs LLP for the fiscal years ended September 30, 2022 and 2023. Such accounting firms are registered public accounting firms, as required by the Exchange Act. There are no disagreements of any kind presently existing or reasonably anticipated by the Company to arise between the Company and such accounting firms. 2.23 Compliance with Laws. (a) Except as set forth in the SEC Disclosure, (i) the Company is and has been in compliance, in all material respects, with statutes, laws, ordinances, rules and regulations applicable to the Company for the ownership, testing, development, manufacture, packaging, processing, use, labeling, storage, or disposal of any product manufactured by or on behalf of the Company or out-licensed by the Company (a “Company Product”), including without limitation, the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301, et seq., the Public Health Service Act, 42 U.S.C. § 262, similar laws of other Governmental Authorities and the regulations promulgated pursuant to such laws (collectively, “Applicable Laws”); (ii) the Company possesses all material licenses, certificates, approvals, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws and/or for the ownership of its properties or the conduct of its business as it relates to a Company Product and as described in the SEC Filings (collectively, “Authorizations”) and such Authorizations are valid and in full force and effect and the Company is not in violation of any term of any such Authorizations; (iii) the Company has not received any written notice of adverse finding, warning letter or other written correspondence or notice from the U.S. Food and Drug Administration (the “FDA”) or any other Governmental Authority alleging or asserting noncompliance with any Applicable Laws or Authorizations relating to a Company Product; (iv) the Company has not received written notice of any ongoing claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Authority or third party alleging that any Company Product, operation or activity related to a Company Product is in violation of any Applicable Laws or Authorizations or has any knowledge that any such Governmental Authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding, nor, to the Company’s knowledge, has there been any material noncompliance with or violation of any Applicable Laws by the Company that would reasonably be expected to require the issuance of any such written notice or result in an investigation, corrective action, or enforcement action by the FDA or similar Governmental Authority with respect to a Company Product; (v) the Company has not received written notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations or has any knowledge that any such Governmental Authority has threatened or is considering such action with respect to a Company Product; and (vi) the Company has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete, correct and not

12 misleading on the date filed (or were corrected or supplemented by a subsequent submission). (b) Except as set forth in the SEC Disclosure, to the Company’s knowledge, neither the Company nor any of its directors, officers, employees or agents, has made, or caused the making of, any false statements on, or material omissions from, any other records or documentation prepared or maintained to comply with the requirements of the FDA or any other Governmental Authority. (c) Except as set forth in the SEC Disclosure, the clinical studies and tests conducted by the Company or on behalf of the Company, have been and, if still pending, are being conducted in all material respects pursuant to all Applicable Laws and Authorizations; the descriptions of the results of such clinical studies and tests contained in the SEC Filings are accurate and complete in all material respects and fairly present the data derived from such clinical studies and tests; the Company is not aware of any clinical studies or tests, the results of which the Company believes reasonably call into question the research, nonclinical or clinical study or test results described or referred to in the SEC Filings when viewed in the context in which such results are described; and the Company has not received any written notices or correspondence from any Governmental Authority requiring the termination, suspension or material modification of any clinical study or test conducted by or on behalf of the Company. 2.24 Anti-Bribery and Anti-Money Laundering Laws. Each of the Company, its subsidiaries and, to the knowledge of the Company, any of their respective officers, directors, supervisors, managers, agents, or employees are and have at all times been in compliance with and its participation in the offering will not violate: (a) anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other law, rule or regulation of similar purposes and scope or (b) anti-money laundering laws, including, but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 U.S. Code Sections 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder. 2.25 Cybersecurity. Except as set forth in the SEC Disclosure, the Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, and are free and clear of all material Trojan horses, time bombs, malware and other malicious code.

13 Except as set forth in the SEC Disclosure, the Company and its subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls designed to maintain and protect the confidentiality, integrity, availability, privacy and security of all sensitive, confidential or regulated data (“Confidential Data”) used or maintained in connection with their businesses and Personal Data (defined below), and the integrity, availability continuous operation, redundancy and security of all IT Systems. “Personal Data” means the following data used in connection with the Company’s and its subsidiaries’ businesses and in their possession or control: (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or other tax identification number, driver’s license number, passport number, credit card number or bank information; (ii) information that identifies or may reasonably be used to identify an individual; (iii) any information that would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); and (iv) any information that would qualify as “personal data,” “personal information” (or similar term) under the Privacy Laws. Except as set forth in the SEC Disclosure, to the Company’s knowledge, there have been no breaches, outages or unauthorized uses of or accesses to the Company’s IT Systems, Confidential Data, or Personal Data that would require notification under Privacy Laws (as defined below). 2.26 Compliance with Data Privacy Laws. Except as set forth in the SEC Disclosure, the Company and its subsidiaries are, and at all prior times were, in material compliance with all applicable state, federal and foreign data privacy and security laws and regulations regarding the collection, use, storage, retention, disclosure, transfer, disposal, or any other processing (collectively “Processing”) of Personal Data, including without limitation HIPAA, the EU General Data Protection Regulation (Regulation (EU) No. 2016/679), all other local, state, federal, national, supranational and foreign laws relating to the regulation of the Company or its subsidiaries, and the regulations promulgated pursuant to such statutes and any state or non-U.S. counterpart thereof (collectively, the “Privacy Laws”). To ensure material compliance with the Privacy Laws, the Company and its subsidiaries have in place, comply with, and take all appropriate steps necessary to ensure compliance in all material respects with their policies and procedures relating to data privacy and security, and the Processing of Personal Data and Confidential Data (the “Privacy Statements”). The Company and its subsidiaries have, except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, at all times since inception provided accurate notice of their Privacy Statements then in effect to its customers, employees, third party vendors and representatives. None of such disclosures made or contained in any Privacy Statements have been materially inaccurate, misleading, incomplete, or in material violation of any Privacy Laws. 2.27 Brokers. There is no investment banker, broker, finder, financial advisor, placement agent or other Person that has been retained by or is authorized to act on behalf of the Company or any of its subsidiaries that might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement. 2.28 Suppliers and Customers. Neither the Company nor any of its subsidiaries has any knowledge of any termination, cancellation or threatened termination or cancellation or limitation of, or any material dissatisfaction with, the business relationship between the Company or any such subsidiary and any material supplier, customer, vendor, customer or client.

14 2.29 Acknowledgement. The Company acknowledges and agrees that Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to Purchaser’s purchase of the Securities. The Company further represents to Purchaser that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives. 2.30 Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (a) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares or the Pre-Funded Warrant, (b) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Shares or the Pre-Funded Warrant, or (c) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company. 3. REPRESENTATIONS AND WARRANTIES OF PURCHASER As of the date hereof and as of the Closing, Purchaser represents and warrants to the Company that the statements contained in this Section 3 are true, complete and correct: 3.1 Authorization; Enforceability. Purchaser has the requisite corporate power and authority to execute, deliver and perform this Agreement. All action on the part of Purchaser and, as applicable, its officers and directors necessary for the authorization, execution, delivery and performance of all obligations of Purchaser under this Agreement has been taken. This Agreement constitutes the valid and legally binding obligations of Purchaser, enforceable in accordance with their terms, except as limited by the Equitable Exceptions. 3.2 No Conflict; Required Filings and Consents. (a) The execution and delivery of this Agreement by Purchaser does not, and the performance of this Agreement by Purchaser will not, (i) conflict with or violate any provision of the Governing Documents of Purchaser, (ii) conflict with or violate any law applicable to Purchaser or by which any property or asset of Purchaser is bound or affected or (iii) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Material Contract except for, in the case of each clause (ii) and (iii), conflicts, violations, or defaults, which, individually or in the aggregate, would not materially adversely affect the ability of Purchaser to perform its obligations under this Agreement or to consummate the transactions contemplated hereby. (b) Purchaser is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any

15 Governmental Authority or other Person in connection with the execution, delivery and performance by Purchaser of its obligations under this Agreement, other than (i) any filing required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or other Merger Control Laws, or (ii) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, would not materially adversely affect the ability of Purchaser to perform its obligations under this Agreement or to consummate the transactions contemplated hereby. 3.3 Investor Representations. (a) The Securities acquired by Purchaser hereunder will be acquired by Purchaser for its own account for investment purposes and not with a view to distribution in violation of the Securities Act. Purchaser does not presently have any contract, undertaking or agreement with any Person to sell, transfer or grant participation rights to such Person or to any other Person with respect to any of the Securities acquired by Purchaser hereunder. (b) Purchaser is an “accredited investor” within the meaning of Rule 501(a) promulgated under the Securities Act. (c) Purchaser acknowledges and agrees that the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act, and Purchaser understands that the Securities have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Securities must continue to be held and may not be offered, resold, transferred, pledged or otherwise disposed of by Purchaser unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration and in each case in accordance with any applicable securities laws of any state of the United States. Purchaser understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions including, but not limited to, the time and manner of sale, the holding period and on requirements relating to the Company which are outside of Purchaser’s control and which the Company may not be able to satisfy, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts. Purchaser acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, transfer, pledge or disposition of any of the Shares. Purchaser acknowledges that no federal or state agency has passed upon or endorsed the merits of the offering of the Securities or made any findings or determination as to the fairness of this investment. (d) Purchaser understands that any certificates or book entry notations evidencing the Shares may bear the following legend: “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS

16 AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144, (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT, OR (IV) THE SECURITIES ARE TRANSFERRED WITHOUT CONSIDERATION TO AN AFFILIATE OF SUCH HOLDER OR A CUSTODIAL NOMINEE (WHICH FOR THE AVOIDANCE OF DOUBT SHALL REQUIRE NEITHER CONSENT NOR THE DELIVERY OF AN OPINION).” (e) Purchaser understands that the Pre-Funded Warrant may bear the following legend: “THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144, (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT, OR (IV) THE SECURITIES ARE TRANSFERRED WITHOUT CONSIDERATION TO AN AFFILIATE OF SUCH HOLDER OR A CUSTODIAL NOMINEE (WHICH FOR THE AVOIDANCE OF DOUBT SHALL REQUIRE NEITHER CONSENT NOR THE DELIVERY OF AN OPINION).” (f) Purchaser acknowledges and agrees that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. (g) Purchaser is not relying and has not relied on any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except for the representations and warranties in Section 2. Such representations and warranties by the Company constitute the sole and exclusive representations and

17 warranties of the Company in connection with the transactions contemplated by this Agreement and Purchaser understands, acknowledges and agrees that all other representations and warranties of any kind or nature whether express, implied or statutory are specifically disclaimed by the Company. (h) In connection with the due diligence investigation of the Company by Purchaser and its Affiliates, stockholders, directors, officers, employees, agents, representatives or advisors, Purchaser and its Affiliates, stockholders, directors, officers, employees, agents, representatives and advisors have received and may continue to receive after the date hereof from the Company and its Affiliates, stockholders, directors, officers, employees, consultants, agents, representatives and advisors certain estimates, projections, forecasts and other forward-looking information, as well as certain business plan information, regarding the Company and its business and operations. Purchaser hereby acknowledges that there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements, as well as in such business plans, and that Purchaser will have no claim against the Company, or any of its Affiliates, stockholders, directors, officers, employees, consultants, agents, representatives or advisors, or any other Person with respect thereto unless any such information is expressly addressed or included in a representation or warranty contained in this Agreement. Accordingly, Purchaser hereby acknowledges and agrees that neither the Company nor any of its respective Affiliates, stockholders, directors, officers, employees, consultants, agents, representatives or advisors, nor any other Person, has made or is making any express or implied representation or warranty with respect to such estimates, projections, forecasts, forward-looking statements or business plans unless any such information is expressly addressed or included in a representation or warranty contained in this Agreement. (i) Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in such Purchaser’s sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities. 3.4 Brokers. There is no investment banker, broker, finder, financial advisor, placement agent or other Person that has been retained by or is authorized to act on behalf of Purchaser that might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement. 3.5 Compliance with Laws. Neither Purchaser nor, to Purchaser’s knowledge, any director, officer, agent, employee or Person acting on behalf of Purchaser, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

18 4. CONDITIONS TO PURCHASER’S OBLIGATIONS AT CLOSING The obligations of Purchaser under this Agreement to purchase and pay for the Securities being purchased by Purchaser at Closing are subject to the satisfaction or waiver of the following conditions: 4.1 Representations and Warranties. (i) The representations and warranties of the Company contained in Section 2.1, Section 2.2, Section 2.3, Section 2.4, Section 2.5, Section 2.6, Section 2.11, Section 2.14, Section 2.29 and Section 2.30 of this Agreement shall be true, correct and complete in all material respects on and as of Closing except those representations and warranties qualified by materiality, which shall be true and correct in all respects (except that those representations and warranties which address matters only as of a particular date need only be measured as of the specific date) and (ii) the representations and warranties of the Company in Section 2.7, Section 2.8, Section 2.9, Section 2.10, Section 2.12, Section 2.13 and Sections 2.15 through 2.28 of this Agreement shall be true, correct and complete on and as of Closing, except that any inaccuracies in such representations and warranties will be disregarded if they collectively do not constitute and would not reasonably be expected to have a Material Adverse Effect on the Company (it being understood that for purposes of determining the accuracy of any representation or warranties all Material Adverse Effect and other materiality qualifications contained in such representations and warranties will be disregarded). 4.2 Performance. The Company shall have performed and complied in all material respects with all other conditions, covenants and agreements contained in this Agreement required to be performed or complied with by it on or before the Closing and no Material Adverse Effect or event that would reasonably be expected to result in a Material Adverse Effect shall have occurred. 4.3 Legal Investment. On the date of the applicable Closing, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject. 4.4 No Suspension. Trading in the Common Stock shall not have been suspended by the SEC or the Nasdaq Global Select Market. The Shares and the Warrant Shares shall be eligible for listing on the Nasdaq Global Select Market. 4.5 Qualifications. All authorizations, approvals or permits, if any, of any Governmental Authority that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the applicable Closing. 4.6 No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any Governmental Authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement. 4.7 Compliance Certificate. An officer or other authorized representative of the Company shall have delivered to Purchaser at the Closing a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

19 4.8 Other Agreements. The Registration Rights Agreement and the Pre- Funded Warrant shall have been executed by the Company and delivered to Purchaser. 5. CONDITIONS TO THE COMPANY’S OBLIGATIONS AT CLOSING The obligations of the Company under this Agreement to sell and issue to Purchaser the Securities to be purchased by Purchaser at Closing are subject to the satisfaction or waiver, at or prior to the applicable Closing, of the following conditions: 5.1 Representations and Warranties. The representations and warranties of Purchaser contained in Section 3 shall be true, correct and complete in all material respects on and as of the Closing with the same force and effect as if they had been made at such time (except that those representations and warranties which address matters only as of a particular date need only be true, correct and complete in all material respects as of such date). 5.2 Performance. Purchaser shall have performed and complied in all material respects with all other conditions, covenants and agreements contained in this Agreement required to be performed or complied with by Purchaser on or before the Closing. 5.3 No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any Governmental Authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement. 6. COVENANTS 6.1 Commercial Reasonable Efforts. Each party will use commercially reasonable efforts to satisfy in a timely fashion each of the conditions to be satisfied by it under this Agreement. 6.2 Securities Laws Disclosure; Publicity. The Company shall, by 9:00 a.m. (New York City time) on the Business Day following the date hereof, issue a press release disclosing all material, non-public information delivered to Purchaser by the Company, any Subsidiary or any of their respective officers, directors, employees or agents in connection with the transactions contemplated hereby, and shall, by 5:30 p.m. (New York City time) on the Business Day following the date hereof, file a Current Report on Form 8-K (or its Annual Report on Form 10-K in lieu thereof) disclosing the material terms of the transactions contemplated hereby (and including as exhibits to such filing this Agreement, the Registration Rights Agreement and the form of Pre-Funded Warrant). The Company and Purchaser shall consult with each other regarding the substance of any public disclosure by either party regarding this Agreement and regarding the issuance of any other press releases with respect to the transactions contemplated hereby, and neither the Company nor Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of Purchaser, or without the prior consent of Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, rule or regulation, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the

20 name of Purchaser, or include the name of Purchaser or an Affiliate of Purchaser, without the prior written consent of Purchaser (i) in any press release or marketing materials, (ii) in any filing with the SEC (other than the registration statement filed pursuant to the Registration Rights Agreement) or any regulatory agency or the Nasdaq Global Select Market, except with respect to clause (ii) as required by U.S. federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement or (B) the filing of final versions of this Agreement, the Registration Rights Agreement and the Pre-Funded Warrant (including signature pages thereto) with the SEC or (iii) to the extent such disclosure is required by law, request of the SEC’s staff or the Nasdaq Global Select Market regulations, in which case the Company shall provide Purchaser with prior written notice of and an opportunity to review such disclosure permitted under subclause (iii). From and after the issuance of the press release, Purchaser shall not be in possession of any material, non-public information received from the Company, any Subsidiary or any of their respective officers, directors, employees or agents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under this Agreement, or an agreement entered into in connection with the transactions contemplated hereby, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates, on the one hand, and Purchaser or any of its officers, directors, agents, employees or investment advisers, on the other hand, shall terminate. 6.3 Book Entry Statement. The Company hereby agrees to deliver to Purchaser a book entry statement from the Transfer Agent showing the Shares registered in the name of Purchaser within three Business Days of the Closing. 6.4 Market Listing. From the date hereof through the Closing, the Company shall use reasonable best efforts to (a) maintain the listing and trading of the Common Stock on the Nasdaq Global Select Market and (b) effect the listing of the Shares and the Warrant Shares on the Nasdaq Global Select Market, including submitting a Notification Form: Listing of Additional Shares as required by the rules of the Nasdaq Global Select Market. 7. TERMINATION 7.1 Termination. This Agreement may be terminated at any time: (a) by the mutual written consent of Purchaser and the Company; or (b) by either Purchaser or the Company in the event that any court of competent jurisdiction or Governmental Authority shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the actions contemplated hereby and such order, decree, ruling or other action shall have become final and non-appealable. 7.2 Effect of Termination. In the event of any termination of this Agreement as provided in Section 7.1, this Agreement shall forthwith become wholly void and of no further force and effect; provided that nothing herein shall relieve any party from liability for willful breach of this Agreement.

21 8. GENERAL 8.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties (including any permitted transferees of any Shares, the Pre-Funded Warrant or the Warrant Shares). Purchaser and the Company may not assign their respective rights or obligations under this Agreement, in whole or in part, except with the consent of the other party; provided, however, the rights and obligations of Purchaser may be assigned, without the prior written consent of the Company, to one or more of Purchaser’s Affiliates. Any attempted assignment made in contravention of this Agreement shall be null and void and of no force or effect. 8.2 Entire Agreement. This Agreement and the documents, schedules and exhibits referred to herein or therein constitute the entire agreement between the parties and supersede all prior communications, representations, understandings and agreements of the parties with respect to the subject matter hereof and thereof. No party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. All schedules and exhibits hereto are hereby incorporated herein by reference. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. 8.3 General Interpretation; Defined Terms. The terms of this Agreement have been negotiated by the parties hereto and the language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent. This Agreement shall be construed without regard to any presumption or rule requiring construction against the party causing such instrument or any portion thereof to be drafted, or in favor of the party receiving a particular benefit under this Agreement. No rule of strict construction will be applied against any Person. 8.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof. 8.5 Jurisdiction. The parties hereby irrevocably and unconditionally submit to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement. 8.6 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement, and may be delivered to the other parties hereto by facsimile. 8.7 Section Headings and References. The section headings contained herein are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. When a reference is made in this Agreement to a Section or Exhibit, such reference is to a Section or Exhibit of or to this Agreement unless otherwise

22 indicated. The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The terms defined in the singular has a comparable meaning when used in the plural, and vice versa. References to a Person are also to its successors and permitted assigns. References to an agreement are to such agreement as amended, restated, modified or otherwise supplemented, from time to time. The term “dollars” and “$” means United States dollars. The word “including” means “including without limitation” and the words “include” and “includes” have corresponding meanings. 8.8 Severability. If any term of provision of this Agreement is determined to be illegal, unenforceable or invalid in whole or in part for any reason, such illegal, unenforceable or invalid provisions or party thereof shall be stricken from this Agreement, and such provision shall not affect the legality, enforceability or validity of the remainder of this Agreement. If any provision or part thereof of this Agreement is stricken in accordance with the provisions of this Section 8.8, then such stricken provision shall be replaced, to extent possible, with a legal, enforceable and valid provision that is as similar in tenor to the stricken provision as is legally possible. 8.9 Notices. All notices and other communications given or made pursuant hereto will be in writing and will be deemed to have been duly given on the date delivered, if delivered personally, or on the next Business Day after being sent by reputable overnight courier (with delivery tracking provided, signature required, and delivery prepaid), in each case, to the Parties at the following addresses, or on the date sent and confirmed by confirmatory return email to the email address specified below or at such other address, or email address for a Party as will be specified by notice given in accordance with this Section 8.9. If to the Company: Arrowhead Pharmaceuticals, Inc. 117 E. Colorado Blvd., Suite 700 Pasadena, CA 91105 Attention: General Counsel Email: General.Counsel@arrowheadpharma.com With a copy to: Gibson, Dunn & Crutcher LLP One Embarcadero Center, Suite 2600 San Francisco, CA 94111 Attention: Ryan Murr Email: rmurr@gibsondunn.com If to Purchaser: Avoro Life Sciences Fund LLC 110 Greene Street, Suite 800

23 New York, NY 10012 Attention: Scott Epstein Email: SEpstein@avorocapital.com 8.10 Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of each party hereto (with respect to an amendment) and the written consent of each party from whom a waiver is sought (with respect to a waiver). No waiver of any provision or consent to any action shall constitute a waiver of any other provision or consent to any other action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver in the future except to the extent specifically set forth in writing. 8.11 Expenses. Each party hereto will pay its own expenses in connection with the transactions contemplated by this Agreement. 8.12 Persons Entitled to Benefits of Agreement. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person. 8.13 Further Assurances. The Company and Purchaser shall use their commercially reasonable efforts, in the most expeditious manner practicable, to satisfy or cause to be satisfied the intent and purposes of this Agreement by executing and delivering such instruments, documents and other writings as may be reasonably necessary or desirable. [signature pages follow]

[Signature Page to Securities Purchase Agreement] IN WITNESS WHEREOF, the undersigned parties have duly executed this Common Stock Purchase Agreement effective as of the date first above written. COMPANY: ARROWHEAD PHARMACEUTICALS, INC. By: /s/ Christopher Anzalone, PhD Name: Christopher Anzalone, PhD Title: President and Chief Executive Officer

[Signature Page to Securities Purchase Agreement] PURCHASER: AVORO LIFE SCIENCES FUND LLC By: /s/ Scott Epstein Name: Scott Epstein Title: Partner, Chief Operating Officer & Chief Compliance Officer Number of Shares 0 Number of Pre-Funded Warrants 917,441

Exhibit A Form of Pre-Funded Warrant

Exhibit B Registration Rights Agreement

[Signature Page to Securities Purchase Agreement] REGISTRATION RIGHTS AGREEMENT This Registration Rights Agreement (this “Agreement”) is made and entered into as of [], 2024, by and between Arrowhead Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Avoro Life Sciences Fund LLC, a Delaware limited liability company (the “Purchaser”). NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows: ARTICLE I DEFINITIONS Section 1.1. Definitions. As used in this Agreement, the following terms shall have the following meanings: (a) “Adverse Disclosure” means public disclosure of material non-public information that, in the good faith judgment of the board of directors of the Company: (i) would be required to be made in such Registration Statement filed with the SEC by the Company so that such Registration Statement, from and after its effective date, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly. (b) “Affiliate” means, with respect to any Person, another Person that controls, is controlled by or is under common control with such Person; provided, that with respect to the Purchaser, the term “Affiliate” shall not include any employee benefit plan of Purchaser. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. For the purposes of this Agreement, in no event shall the Purchaser or any of its Affiliates be deemed Affiliates of the Company or any of its Affiliates, nor shall the Company or any of its Affiliates be deemed Affiliates of the Purchaser or any of its Affiliates. (c) “Agreement” has the meaning set forth in the preamble. (d) “Business Day” means any day except Saturday, Sunday and any legal holiday or a day on which banking institutions in Pasadena, California generally are authorized or required by law or other governmental actions to close. (e) “Closing” means the date of the purchase and sale of the Shares and the Pre-Funded Warrant pursuant to the Purchase Agreement. (f) “Common Stock” means the common stock of the Company, par value $0.001 per share.

(g) “Company Indemnitee” has the meaning set forth in Section 2.8. (h) “Effectiveness Period” has the meaning set forth in Section 2.1.3. (i) “Exchange Act” means the Securities Exchange Act of 1934, as amended, as in effect from time to time. (j) “Filing Deadline” has the meaning set forth in Section 2.1.1. (k) “FINRA” means the Financial Industry Regulatory Authority. (l) “Holder” or “Holders” means the Purchaser, or such other holder or holders, as the case may be, from time to time of Registrable Securities. (m) “Initial Registration Statement” has the meaning set forth in Section 2.1.1(a). (n) “Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities. (o) “Laws” mean all United States and foreign national, federal, state, and local laws, statutes, ordinances, rules, regulations, orders, treaties and decrees. (p) “Loss” has the meaning set forth in Section 2.7.1. (q) “New Registration Statement” has the meaning set forth in Section 2.1.1. (r) “Permitted Transferee” means any Affiliate of the Purchaser. (s) “Person” means any individual, firm, corporation, limited liability company, partnership, company or other entity, and shall include any successor (by merger or otherwise) of such entity. (t) “Pre-Funded Warrant” means the pre-funded warrant to purchase Common Stock issued to the Purchaser pursuant to the Purchase Agreement. (u) “Prospectus” means (i) the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments and supplements, and all other material incorporated by reference in such prospectus, and (ii) any Issuer Free Writing Prospectus. (v) “Public Offering” means the offer and sale of Registrable Securities for cash pursuant to an effective registration statement under the Securities Act (other than a registration statement on Form S-4 or Form S-8 or any successor form). (w) “Purchase Agreement” means the Securities Purchase Agreement, by and between the Company and the Purchaser, dated as of November [25], 2024. (x) “Purchaser” has the meaning set forth in the preamble.

(y) “Registrable Securities” means all of (i) the Shares, (ii) the Warrant Shares, and (iii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, provided, that with respect to a particular Holder, such Holder’s Shares and Warrant Shares shall cease to be Registrable Securities upon a sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold by the Holder shall cease to be a Registrable Security). (z) “Registration” means registration under the Securities Act of the offer and sale to the public of any Registrable Securities under a Registration Statement. The terms “register”, “registered” and “registering” shall have correlative meanings. (aa) “Registration Expenses” has the meaning set forth in Section 2.6. (bb) “Registration Statement” or “Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including the Initial Registration Statement, the New Registration Statement and, if applicable, any Additional Registration Statement), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements. (cc) “Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person. (dd) “Rule 144” means Rule 144 under the Securities Act (or any successor rule). (ee) “SEC” means the Securities and Exchange Commission. (ff) “Securities Act” means the Securities Act of 1933, as amended. (gg) “Selling Stockholder Information” has the meaning set forth in Section 2.7.1. (hh) “Shares” means the shares of Common Stock issued or issuable to the Purchaser pursuant to the Purchase Agreement. (ii) “Shelf Takedown Request” has the meaning set forth in Section 2.1.4(a). (jj) “Suspension” has the meaning set forth in Section 2.1.3. (kk) “Transfer” means, with respect to any Registrable Security, any interest therein, or any other securities or equity interests relating thereto, a direct or indirect transfer, sale, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition thereof, including the grant of an option or other right, whether directly or indirectly, whether voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise. “Transferred” shall have a correlative meaning. (ll) “Underwritten Public Offering” means an underwritten Public Offering, including any bought deal or block sale to a financial institution conducted as an underwritten Public Offering. (mm) “Underwritten Shelf Takedown” means an Underwritten Public Offering pursuant to the Initial Registration Statement or a New Registration Statement. (nn) “Warrant Shares” means the shares of Common Stock issued or issuable upon exercise of a Pre-Funded Warrant. Section 1.2. Construction. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof and, if applicable, hereof. A reference to any party hereto includes such party’s permitted assignees and/or the respective successors in title to substantially the whole of such party’s undertaking. All references to “Sections” contained in this Agreement are, unless specifically indicated otherwise, references to sections, schedules, or exhibits of or to this Agreement. The recitals, schedules and exhibits to this Agreement form part of the operative provisions of this Agreement and references to this Agreement shall, unless the context otherwise requires, include references to the recitals to this Agreement. As used in this Agreement, the following terms shall have the meanings indicated: (a) “day” means a calendar day; (b) “U.S.” or “United States” means the United States of America; (c) “dollar” or “$” means lawful currency of the United States; (d) “including” or “include” means “including without limitation”; and (e) references in this Agreement to specific laws includes the succeeding law, section, or provision corresponding thereto and the rules and regulations promulgated thereunder. ARTICLE II REGISTRATION RIGHTS The Company will perform and comply, and cause each of its subsidiaries to perform and comply, with such of the following provisions as are applicable to it. Each Holder will perform and comply with such of the following provisions as are applicable to such Holder. Section 2.1. Registration. Section 2.1.1. Request for Registration. (a) As promptly as possible, and in any event within thirty (30) calendar days of the Closing (the “Filing Deadline”), the Company shall file with the SEC a shelf Registration Statement pursuant to Rule 415 under the Securities Act or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders may reasonably specify (the “Initial Registration Statement”), relating to the offer and sale of Registrable Securities by any Holders thereof from time to time in accordance with the methods of distribution elected by such Holders, and the Company shall use its reasonable best efforts to cause the Initial Registration Statement to promptly become effective under the Securities Act, provided, however, that the Company shall be permitted to file a post- effective amendment or Prospectus supplement to any effective shelf Registration Statement in lieu of filing a new Registration Statement to the extent the Company determines, and the Holders agree, that the Registrable Securities may be sold thereunder by the Holders pursuant to their intended plan of distribution. (b) Notwithstanding the registration obligations set forth in this Section 2.1.1, in the event the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the SEC and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the SEC for the registration of all of the Registrable Securities. Notwithstanding any other provision of this Agreement, if the SEC limits the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the SEC for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced: first by Registrable Securities not acquired pursuant to the Purchase Agreement (whether pursuant to registration rights or otherwise); second by Registrable Securities represented by the Pre-Funded Warrant; and third by Registrable Securities represented by Shares. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by SEC, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement. Section 2.1.2. Continued Effectiveness. The Company shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming part of the Registration Statement to be usable by Holders until the date as of which no Holder holds Registrable Securities (such period of effectiveness, the “Effectiveness Period”). Subject to Section 2.1.3, the Company shall be deemed not to have used its reasonable best efforts to keep the Registration Statement effective during the Effectiveness Period if the Company voluntarily takes any action or omits to take any action that would result in Holders of the Registrable Securities covered thereby not being able to offer and sell any Registrable Securities pursuant to such Registration Statement during the Effectiveness Period, unless such action or omission is required by applicable law.

Section 2.1.3. Suspension of Registration. If the continued use of such Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Holders (provided that in no event shall such notice contain any material, nonpublic information), suspend use of the Registration Statement (a “Suspension”); provided, however, that the Company shall not be permitted to exercise a Suspension more than one time during any twelve (12)-month period for a period not to exceed sixty (60) days. In the case of a Suspension, the Holders agree to suspend use of the applicable Prospectus in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Company shall immediately notify the Holders in writing upon the termination of any Suspension (provided that in no event shall such notice contain any material, nonpublic information), amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented as the Holders may reasonably request. The Company shall, if necessary, supplement or amend the Registration Statement, if required by the registration form used by the Company for the Registration Statement or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Holders of a majority of Registrable Securities that are included in such Registration Statement. Section 2.1.4. Shelf Takedown. During the Effectiveness Period, by notice to the Company specifying the intended method or methods of disposition thereof, the Purchaser may make a written request (a “Shelf Takedown Request”) to the Company to effect a Public Offering, including an Underwritten Shelf Takedown, of all or a portion of the Registrable Securities that may be registered under such Registration Statement, and as soon as practicable the Company shall amend or supplement the Registration Statement as necessary for such purpose. Section 2.1.5. Statutory Underwriters. Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Holder or affiliate of a Holder as an underwriter without the prior written consent of such Holder. In no event shall any Holder be identified as a statutory underwriter in any Registration Statement; provided, however, that if the Commission requests that a Holder be identified as a statutory underwriter in the Registration Statement, such Holder will have an opportunity to withdraw from the Registration Statement. Section 2.2. Registration Procedures. Section 2.2.1. Requirements. In connection with the Company’s obligations under Section 2.1, the Company shall use its reasonable best efforts to effect such Registration and to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Company shall: (a) Before filing a Registration Statement or Prospectus or any amendments or supplements thereto, (x) furnish to the underwriters, if any, and to the Holders of the Registrable Securities covered by such Registration Statement, copies of all documents prepared to be filed, which documents shall be subject to the review of such underwriters and such Holders and their respective counsel and (y) make such changes in such documents concerning the Holders prior to the filing thereof as such Holders, or their counsel, may reasonably request; (b) prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and supplements to the Prospectus as may be (x) reasonably requested by any Holder with Registrable Securities covered by such Registration Statement, (y) reasonably requested by any participating Holder (to the extent such request relates to information relating to such Holder), or (z) necessary to keep such Registration Statement effective during the Effectiveness Period, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement; (c) notify the participating Holders and the managing underwriter or underwriters, if any, and (if requested) confirm such notice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Company (a) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus or any amendment or supplement thereto has been filed, (b) of any written comments by the SEC, or any request by the SEC or other federal or state governmental authority for amendments or supplements to such Registration Statement or such Prospectus, or for additional information (whether before or after the effective date of the Registration Statement) or any other correspondence with the SEC relating to, or which may affect, the Registration, (c) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, (d) if, at any time, the representations and warranties of the Company in any applicable underwriting agreement cease to be true and correct in all material respects and (e) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (d) promptly notify each selling Holder and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act and, as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Holders and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement or Prospectus, which shall correct such misstatement or omission or effect such compliance; (e) to the extent the Company is eligible under the relevant provisions of Rule 430B under the Securities Act, the Company shall include in the applicable Registration Statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment; (f) use its reasonable best efforts to prevent, or obtain the withdrawal of, any stop order or other order or notice preventing or suspending the use of any preliminary or final Prospectus; (g) promptly incorporate in a Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment such information as the managing underwriter or underwriters and the Purchaser agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment; (h) furnish to each selling Holder and each underwriter, if any, without charge, as many conformed copies as such Holder or underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment or supplement thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference); (i) deliver to each selling Holder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder or underwriter (it being understood that the Company shall consent to the use of such Prospectus or any amendment or supplement thereto by each of the selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto); (j) on or prior to the date on which the applicable Registration Statement becomes effective, use its reasonable best efforts to register or qualify in connection with the Registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction as any such selling Holder or managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such Registration or qualification in effect for the Effectiveness Period, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject; (k) cooperate with the selling Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such

Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request prior to any sale of Registrable Securities to the underwriters; (l) use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities; (m) make such representations and warranties to the Holders being registered, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in public offerings similar to the offering then being undertaken; (n) enter into such customary agreements (including underwriting and indemnification agreements) and take all such other actions as the Purchaser or the managing underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the Registration and disposition of such Registrable Securities; (o) obtain for delivery to the Holders and to the underwriter or underwriters, if any, an opinion or opinions from counsel for the Company dated the most recent effective date of the Registration Statement or, in the event of an Underwritten Public Offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Holders or underwriters, as the case may be, and their respective counsel; (p) in the case of an Underwritten Public Offering, obtain for delivery to the Company and the managing underwriter or underwriters, with copies to the Holders included in such Registration or sale, a comfort letter from the Company’s independent certified public accountants or independent auditors (and, if necessary, any other independent certified public accountants or independent auditors of any subsidiary of the Company or any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement; (q) cooperate with each seller of Registrable Securities and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA; (r) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement; (s) use its reasonable best efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of the Company’s equity securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company’s equity securities are then quoted;

(t) make available upon reasonable notice at reasonable times and for reasonable periods for inspection by the Purchaser, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by the Purchaser or any such underwriter, all pertinent financial and other records and pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such Person in connection with such Registration Statement; (u) in the case of an Underwritten Public Offering, cause the senior executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any such offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto; (v) take no direct or indirect action prohibited by Regulation M under the Exchange Act; (w) take all reasonable action to ensure that any Issuer Free Writing Prospectus utilized in connection with any Registration complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (x) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the terms of this Agreement. Section 2.2.2. Company Information Requests. The Company may require each seller of Registrable Securities as to which any Registration or sale is being effected to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing. Each Holder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement. Section 2.2.3. Discontinuing Registration. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.2.1(d), such Holder will discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.2.1(d), or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus, or any amendments or supplements thereto, and if so directed by the Company, such Holder shall deliver to the

Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. Section 2.3. Underwritten Offerings. Section 2.3.1. Shelf Registrations. If requested by the underwriters for any Underwritten Shelf Takedown, pursuant to a Registration or sale under Section 2.1, the Company shall enter into an underwriting agreement with such underwriters, such agreement to be reasonably satisfactory in substance and form to each of the Company, the Purchaser and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including indemnities no less favorable to the recipient thereof than those provided in Section 2.6 of this Agreement. The Holders of the Registrable Securities proposed to be distributed by such underwriters shall cooperate with the Company in the negotiation of the underwriting agreement and shall give consideration to the reasonable suggestions of the Company regarding the form thereof, and such Holders shall complete and execute all questionnaires, powers of attorney and other documents reasonably requested by the underwriters and required under the terms of such underwriting arrangements. Any such Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s title to the Registrable Securities, such Holder’s intended method of distribution and any other representations to be made by the Holder as are generally prevailing in agreements of that type, and the aggregate amount of the liability of such Holder under such agreement shall not exceed such Holder’s proceeds from the sale of its Registrable Securities in the offering, net of underwriting discounts and commissions but before expenses. Section 2.3.2. Selection of Underwriters; Selection of Counsel. In the case of an Underwritten Shelf Takedown under Section 2.1, the managing underwriter or underwriters to administer the offering shall be determined by the Purchaser and counsel to the Holders shall be mutually agreed upon by the Company and the Purchaser. Section 2.4. No Inconsistent Agreements; Additional Rights. Neither the Company nor any of its subsidiaries shall hereafter enter into, and neither the Company nor any of its subsidiaries is currently a party to, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders by this Agreement. The Company hereby represents and warrants that, as of the date hereof, no registration or similar rights have been granted to any other Person other than pursuant to this Agreement. Section 2.5. Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement shall be paid by the Company, including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA, (ii) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants or independent auditors of the Company and any subsidiaries of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (viii) all reasonable fees and disbursements of one legal counsel for the selling Holders, (ix) any reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, (x) all fees and expenses incurred in connection with the distribution or Transfer of Registrable Securities to or by a Holder or its Permitted Transferees in connection with a Public Offering, (xi) all fees and expenses of any special experts or other Persons retained by the Company in connection with any Registration or sale, (xii) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties) and (xiii) all expenses related to the “road show” for any Underwritten Public Offering, including the reasonable out-of-pocket expenses of the Holders and underwriters, if so requested. All such expenses are referred to herein as “Registration Expenses”. The Company shall not be required to pay any fees and disbursements to underwriters not customarily paid by the issuers of securities in an offering similar to the applicable offering, including underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities. Section 2.6. Indemnification. Section 2.6.1. Indemnification by the Company. The Company shall indemnify and hold harmless, to the full extent permitted by law, each Holder, each shareholder, member, limited or general partner of such Holder, each shareholder, member, limited or general partner of each such shareholder, member, limited or general partner, each of their respective Affiliates, officers, directors, shareholders, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation and legal expenses and any indemnity and contribution payments made to underwriters ) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities are registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or any other disclosure document produced by or on behalf of the Company or any of its subsidiaries including any report and other document filed under the Exchange Act, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading or (iii) any violation or alleged violation by the Company or any of its subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report; provided, that no selling Holder shall be entitled to indemnification pursuant to this Section 2.6.1 in respect of any untrue statement or omission contained in any information relating to such seller Holder furnished in writing by such selling Holder to the Company specifically for inclusion in a Registration Statement and used by the Company in conformity therewith (such information “Selling Stockholder Information”). This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the Transfer of such securities by such Holder and regardless of any indemnity agreed to in the underwriting agreement that is less favorable to the Holders. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above (with appropriate modification) with respect to the indemnification of the indemnified parties. Section 2.6.2. Indemnification by the Selling Holders. Each selling Holder agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) from and against any Losses resulting from (i) any untrue statement of a material fact in any Registration Statement under which such Registrable Securities were registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission is contained in such selling Holder’s Selling Stockholder Information. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds from the sale of its Registrable Securities in the offering giving rise to such indemnification obligation, net of underwriting discounts and commissions but before expenses, less any amounts paid by such Holder pursuant to Section 2.6.4 and any amounts paid by such Holder as a result of liabilities incurred under the underwriting agreement, if any, related to such sale. Section 2.6.3. Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it forfeits substantive legal rights by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (iii) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (iv) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation without the prior written consent of such indemnified party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld. It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 2.6.3, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) an indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels. Section 2.6.4. Contribution. If for any reason the indemnification provided for in Section 2.6.1 and Section 2.6.2 is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein (other than as a result of exceptions or limitations on indemnification contained in Section 2.6.1 and Section 2.6.2), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. In connection with any Registration Statement filed with the SEC by the Company, the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 2.6.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.6.4. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Sections 2.6.1 and 2.6.2 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.6.4, in connection with any Registration Statement filed by the Company, a selling Holder shall not be required to contribute any amount in excess of the dollar amount of the proceeds from the sale of its Registrable Securities in the offering giving rise to such indemnification obligation, net of underwriting discounts and commissions but before expenses, less any amounts paid by such Holder pursuant to Section 2.6.2 and any amounts paid by such Holder as a result of liabilities incurred under the underwriting agreement, if any, related to such sale. If indemnification is available under this Section 2.6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 2.6.1 and 2.6.2 hereof without regard to the provisions of this Section 2.6.4. The remedies provided for in this Section 2.6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity. Section 2.7. Indemnification Priority. The Company hereby acknowledges and agrees that any of the Persons entitled to indemnification pursuant to Section 2.6.1 (each, a “Company Indemnitee” and collectively, the “Company Indemnitees”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by other sources. The Company hereby acknowledges and agrees (i) that it is the indemnitor of first resort (i.e., its obligations to a Company Indemnitee are primary and any obligation of such other sources to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Company Indemnitee are secondary) and (ii) that it shall be required to advance the full amount of expenses incurred by a Company Indemnitee and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of this Agreement without regard to any rights a Company Indemnitee may have against such other sources. The Company further agrees that no advancement or payment by such other sources on behalf of a Company Indemnitee with respect to any claim for which such Company Indemnitee has sought indemnification, advancement of expenses or insurance from the Company shall affect the foregoing, and that such other sources shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Company Indemnitee against the Company. Section 2.8. Rules 144 and 144A and Regulation S. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available such necessary information for so long as necessary to permit sales that would otherwise be permitted by this Agreement pursuant to Rule 144, Rule 144A or Regulation S under the Securities Act, as such rules may be amended from time to time or any similar rule or regulation hereafter adopted by the SEC), and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without Registration under the Securities Act in transactions that would otherwise be permitted by this Agreement and within the limitation of the exemptions provided by (i) Rule 144, Rule 144A or Regulation S under the Securities Act, as such rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

Section 2.9. Existing Registration Statements. Notwithstanding anything herein to the contrary and subject to applicable law and regulation, the Company may satisfy any obligation hereunder to file a Registration Statement or to have a Registration Statement become effective by a specified date by designating, by notice to the Holders, a Registration Statement that previously has been filed with the SEC or become effective, as the case may be, as the relevant Registration Statement for purposes of satisfying such obligation, and all references to any such obligation shall be construed accordingly; provided, that such previously filed Registration Statement may be, and is, amended or, subject to applicable securities laws, supplemented to add the number of Registrable Securities, and, to the extent necessary, to identify as selling stockholders those Holders demanding the filing of a Registration Statement pursuant to the terms of this Agreement. To the extent this Agreement refers to the filing or effectiveness of other Registration Statements, by or at a specified time and the Company has, in lieu of then filing such Registration Statements or having such Registration Statements become effective, designated a previously filed or effective Registration Statement as the relevant Registration Statement for such purposes, in accordance with the preceding sentence, such references shall be construed to refer to such designated Registration Statement, as amended or supplemented in the manner contemplated by the immediately preceding sentence. ARTICLE III MISCELLANEOUS Section 3.1. Termination and Effect of Termination. This Agreement shall terminate upon the date on which no Holder holds any Registrable Securities, except for the provisions of Sections 2.6 and 2.7, which shall survive any such termination. No termination under this Agreement shall relieve any Person of liability for breach or Registration Expenses incurred prior to termination. In the event this Agreement is terminated, each Person entitled to indemnification rights pursuant to Section 2.6 hereof shall retain such indemnification rights with respect to any matter that (i) may be an indemnified liability thereunder and (ii) occurred prior to such termination. Section 3.2. Permitted Transferees; Assignment. The rights of a Holder hereunder may be assigned (but only with all related obligations as set forth below) in connection with a Transfer of Registrable Securities to a Permitted Transferee of that Holder. Without prejudice to any other or similar conditions imposed hereunder with respect to any such Transfer, no assignment permitted under the terms of this Section 3.2 will be effective unless the Permitted Transferee to which the assignment is being made, if not a Holder, has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Permitted Transferee will be bound by, and will be a party to, this Agreement. A Permitted Transferee to whom rights are transferred pursuant to this Section 3.2 may not again transfer those rights to any other Permitted Transferee, other than as provided in this Section 3.2. The Company may not assign its rights (except by merger or in connection with another entity acquiring all or substantially all of the Company’s assets) or obligations hereunder without the prior written consent of all the Holders of the then outstanding Registrable Securities. Section 3.3. Governing Law. This Agreement and all claims or causes of action (whether in tort, contract or otherwise) that may be based upon, arise out of or relate to this

Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of York. Section 3.4. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Section 3.5. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. Section 3.6. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page, or to such e-mail address or address as subsequently modified by written notice given in accordance with this Section 3.6. Section 3.7. Waiver. Waiver by the Company or the Purchaser of a breach hereunder by the Purchaser or the Company, respectively, shall not be construed as a waiver of any subsequent breach of the same or any other provision. No delay or omission by a party in exercising or availing itself of any right, power or privilege hereunder shall preclude the later exercise of any such right, power or privilege by such party. No waiver shall be effective unless made in writing with specific reference to the relevant provision(s) of this Agreement and signed by a duly authorized representative of the party granting the waiver. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative. Section 3.8. Amendments. Any term of this Agreement may be amended or terminated only with the written consent of the Company and the Purchaser. Section 3.9. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. Section 3.10. Entire Agreement. This Agreement and the Purchase Agreement constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof and thereof, and any other written or oral agreement relating to the subject matter hereof or thereof existing among the parties are expressly canceled. Section 3.11. Specific Enforcement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific intent or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they may be entitled by law or equity. Section 3.12. Exclusive Jurisdiction; Venue. Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by another party hereto or its successors or assigns, shall be brought and determined exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 3.12, (b) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by the applicable Law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each of the parties hereto agrees that service of process upon such party in any such action or proceeding shall be effective if such process is given as a notice in accordance with Section 3.6. Section 3.13. Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY DIRECT OR INDIRECT ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) MAKES THIS WAIVER VOLUNTARILY, AND (C) ACKNOWLEDGES THAT EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 3.13. Section 3.14. Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained herein was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders. [Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written. Company: ARROWHEAD PHARMACEUTICALS, INC. By: ______________________________ Name: Title: Purchaser: AVORO LIFE SCIENCES FUND LLC By: ______________________________ Name: Scott Epstein Title: Partner, Chief Operating Officer & Chief Compliance Officer